UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 25, 2009
America Service Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23340	51-0332317
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 373-3100
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 3, 2009, America Service Group Inc. (the “Company”) issued a press release announcing its operating results for the fourth quarter and year ended December 31, 2008. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein in its entirety by this reference.
     This information furnished pursuant to this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
     On February 25, 2009, the Board of Directors (the “Board”) of the Company adopted and approved amended and restated by-laws of the Company (the “Amended By-Laws”). The Amended By-Laws became effective upon adoption by the Board. The following is a brief summary of the material changes to the by-laws. This summary is not intended to be complete, and is qualified in its entirety by reference to the Company’s Amended By-Laws, which are attached hereto as Exhibit 3.1.
•	Article II, Section 2.3 was modified to provide that a special meeting of stockholders may be called by the Chief Executive Officer or Chair of the Board of the Company and shall be called by the Chief Executive Officer or the Secretary at the request in writing of a majority of the Board. Deleted from this section was the requirement for the Company to call a special meeting at the request of stockholders owning at least a majority of the shares.

•	Article II, Section 2.7 was added to the Amended By-Laws and provides for the organization of stockholder meetings. Under this new Section 2.7, meetings of the Company’s stockholders will be presided over by the Chief Executive Officer of the Company, or in his or her absence, by the Chair of the Board, or in the absence of the foregoing individuals, as set forth in the Amended By-Laws.

•	Article II, Section 2.9 (formerly Section 2.7) was revised to provide that a proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. In addition, this section now provides that a stockholder may revoke any proxy which is not irrevocable by attending the stockholders’ meeting and voting in person or by delivering to the Secretary of the Company a revocation of the proxy or a new proxy bearing a later date.

•	Article II, Section 2.12 was added to the Amended By-Laws and sets forth a detailed description of the process for conducting stockholder meetings.

•	Article III was added to the Amended By-Laws and contains advance notice procedures and requirements that apply to nominations of persons for election to the Board and the proposal of any other business to be considered by stockholders at an annual meeting of stockholders. Stockholders must give timely notice to the Secretary of the Company for any director nominations or other business to be properly brought before an annual meeting. Under the Amended By-Laws, to be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company not earlier than 5:00 p.m., Eastern Time, on the 120th day and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than 5:00 p.m., Eastern Time, on the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. As noted above, Article III also sets forth a detailed description of the information required to be included in any stockholder’s notice that is delivered to the Company pursuant to Article III. Article III was added to the Amended By-Laws in order to formalize and clarify the Company’s procedures in connection with stockholder proposals, particularly the time frame within which such proposals and nominations may be submitted by stockholders to the Company in advance of the annual meeting.

•	Article IV, Section 4.14 (formerly Section 3.12) was modified to provide that the Chair of the Board, unless otherwise appointed a member of a committee or unless a conflict of interest exists or other impediment to the proper constitution of each such committee, will be an ex-officio member of each committee of the Board, provided that, as such ex-officio member, the Chair will not have the power to vote on matters that properly come before each such committee.

•	Article IX, Section 9.7 (formerly Section 8.7) was modified to provide that indemnification and advancement of expenses provided by, or granted pursuant to the Amended By-Laws to directors and officers of the Company will be contract rights, and will be deemed to have vested upon such director or officer taking office. Under Section 9.7, each person who is or becomes a director or officer of the Company will be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnification and advancement of expenses provided for in Section 9.7. Moreover, any repeal, amendment or modification of this contract right provision will not adversely affect any right or protection under Section 9.7 of any present or former director or officer in respect of any act or omission occurring prior to the time of such repeal, amendment or modification. Section 9.7 also provides, among other things, that (i) the indemnification provisions cover both present and former directors and officers, (ii) eligible directors and officers may compel indemnification by the Company; and (iii) the Company is obligated to advance expenses when indemnification is available to an officer or director.

Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
3.1	Amended and Restated By-Laws, effective as of February 25, 2009.

99.1	Press Release dated March 3, 2009.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.

Date: March 3, 2009	By:	/s/ Michael W. Taylor

Michael W. Taylor Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

3.1	Amended and Restated By-Laws, effective as of February 25, 2009.

99.1	Press release dated March 3, 2009.